UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2023

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrants as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction of Incorporation))	(Commission File Number)	(IRS Employer Identification Number)

124 Dvora Hanevi’a Street
Tel Aviv 6944020, Israel
(Address of Principal Executive Offices, including Zip Code)

+972-3-914-8213

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Copies of communications to:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, at a meeting of the Board of Directors (the “Board”) of Teva Pharmaceutical Industries Ltd. (“Teva” or the “Company”), the Board elected Prof. Varda Shalev to serve as a member of the Board, effective September 1, 2023, until Teva’s 2024 annual meeting of shareholders. The Board determined that Prof. Shalev qualifies as an independent director under the listing rules of the New York Stock Exchange.

Prof. Shalev is a healthcare executive, medical researcher, and digital health investor with 30 years of experience in primary care, medical informatics, and health technology. Since 2022, Prof. Shalev has been a Managing Partner at Team8 Health, a leading Venture Capital firm in Israel that invests and builds disruptive and innovative healthcare technologies. Since 2020, she has also been a Co-Founder and an Advisory Board Member at Alike.Health, a digital health startup aiming to revolutionize patient care through technology. Prof. Shalev has been a Full Professor of Epidemiology at the Tel Aviv University School of Public Health since 2013 and an active primary care physician since 1993. Prior to her current roles, Prof. Shalev founded and led KSM, the Research and Innovation Center of Maccabi Health Services. She also founded the largest Biobank in Israel at Maccabi Healthcare Services.

Prof. Shalev has served as a board member at BATM Advanced Communications Ltd. since 2019 and at Novolog Pharm up 1966 Ltd. since 2022.

Prof. Shalev has declared in writing that she possesses the requisite skills and expertise, as well as sufficient time, to perform her duties as a director of Teva, as required pursuant to the Israeli Companies Law, 5759-1999.

Prof. Shalev will receive the same compensation as Teva’s other non-executive directors, which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2023.

There are no arrangements or understandings between Prof. Shalev and any other persons pursuant to which Prof. Shalev was elected as a director of the Board. Prof. Shalev does not have a direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Prof. Shalev and any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: August 2, 2023	By:	/s/ Eli Kalif
		Name:	Eli Kalif
		Title:	Executive Vice President, Chief Financial Officer

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